Exhibit 99.2
Synovus
5 of 12
INCOME STATEMENTS

(Unaudited)	Nine Months Ended
(In thousands, except per share data)	September 30,
	2007	2006	Change

Interest Income (Taxable Equivalent)	$1,688,504	1,475,205	14.5%
Interest Expense	812,284	628,594	29.2

Net Interest Income (Taxable Equivalent)	876,220	846,611	3.6
Tax Equivalent Adjustment	3,887	4,369	(11.0)

Net Interest Income	872,333	842,242	3.5
Provision for Loan Losses	99,566	56,473	76.3

Net Interest Income After Provision	772,767	785,769	(1.7)

Non-Interest Income:
Electronic Payment Processing Services	710,648	683,499	4.0
Merchant Acquiring Services	190,120	195,318	(2.7)
Other Transaction Processing Services Revenue	161,910	134,760	20.1
Service Charges on Deposits	83,156	84,281	(1.3)
Fiduciary and Asset Management Fees	37,002	35,090	5.4
Brokerage and Investment Banking Revenue	23,381	20,009	16.9
Mortgage Banking Income	20,876	22,419	(6.9)
Bankcard Fees	35,370	33,085	6.9
Securities Gains (Losses)	891	(2,119)	nm
Other Fee Income	29,749	29,664	0.3
Other Non-Interest Income	55,339	30,491	81.5

Non-Interest Income before Reimbursable Items	1,348,442	1,266,497	6.5
Reimbursable Items	279,727	267,825	4.4

Total Non-Interest Income	1,628,169	1,534,322	6.1

Non-Interest Expense:
Personnel Expense	777,842	717,825	8.4
Occupancy and Equipment Expense	284,556	297,700	(4.4)
Other Non-Interest Expense	302,637	314,518	(3.8)
Spin-off Related Expenses	6,298	—	nm

Non-Interest Expense before Reimbursable Items	1,371,333	1,330,043	3.1
Reimbursable Items	279,727	267,825	4.4

Total Non-Interest Expense	1,651,060	1,597,868	3.3

Minority Interest in Consolidated Subsidiaries	38,139	31,311	21.8
Income from Continuing Operations before Income Taxes	711,737	690,912	3.0
Income Taxes	264,351	249,542	5.9

Income from Continuing Operations	447,386	441,370	1.4

Discontinued Operations, Net of Income Taxes	4,200	—	nm

Net Income	$451,586	441,370	2.3

Basic Earnings Per Share
Income from Continuing Operations	$1.37	1.38	(0.6)%
Net Income	1.38	1.38	0.3
Diluted Earnings Per Share
Income from Continuing Operations	1.36	1.37	(0.8)
Net Income	1.37	1.37	0.1
Dividends Declared Per Share	0.62	0.59	5.1

Return on Average Assets *	1.85%	2.01	(16)bp
Return on Average Equity *	15.52	18.04	(252)
Average Shares Outstanding — Basic	326,443	320,063	2.0%
Average Shares Outstanding — Diluted	330,001	322,860	2.2

bp — change is measured as difference in basis points.
nm — not meaningful
* -ratios are annualized

Synovus	6 of 12
INCOME STATEMENTS

(Unaudited)
(In thousands, except per share data)	2007			2006		3rd Quarter
	Third	Second	First	Fourth	Third	’07 vs. ’06
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest Income (Taxable Equivalent)	$573,514	565,737	549,253	547,088	535,038	7.2%
Interest Expense	278,113	272,536	261,637	253,998	241,027	15.4

Net Interest Income (Taxable Equivalent)	295,401	293,201	287,616	293,090	294,011	0.5
Tax Equivalent Adjustment	1,238	1,295	1,354	1,458	1,409	(12.1)

Net Interest Income	294,163	291,906	286,262	291,632	292,602	0.5
Provision for Loan Losses	58,770	20,281	20,515	18,675	18,390	219.6

Net Interest Income After Provision	235,393	271,625	265,747	272,957	274,212	(14.2)

Non-Interest Income:
Electronic Payment Processing Services	238,495	243,411	228,742	302,370	231,753	2.9
Merchant Acquiring Services	65,163	64,277	60,680	64,957	65,548	(0.6)
Other Transaction Processing Services Revenue	53,940	54,847	53,123	51,634	44,813	20.4
Service Charges on Deposits	28,736	28,050	26,370	28,136	29,292	(1.9)
Fiduciary and Asset Management Fees	12,306	12,434	12,262	12,710	11,868	3.7
Brokerage and Investment Banking Revenue	8,123	7,809	7,449	6,721	6,502	24.9
Mortgage Banking Income	5,955	7,695	7,226	6,837	8,440	(29.4)
Bankcard Fees	11,923	11,567	11,880	11,218	11,438	4.2
Securities Gains (Losses)	186	258	447	—	(982)	nm
Other Fee Income	9,910	10,411	9,427	9,079	10,024	(1.1)
Other Non-Interest Income	29,152	15,461	10,726	21,707	10,057	189.9

Non-Interest Income before Reimbursable Items	463,889	456,220	428,332	515,369	428,753	8.2
Reimbursable Items	98,172	95,828	85,727	83,894	99,187	(1.0)

Total Non-Interest Income	562,061	552,048	514,059	599,263	527,940	6.5

Non-Interest Expense:
Personnel Expense	261,122	261,768	254,953	256,691	256,220	1.9
Occupancy and Equipment Expense	97,412	94,234	92,914	116,470	100,504	(3.1)
Other Non-Interest Expense	100,985	103,087	98,557	115,755	98,995	2.0
Spin-off Related Expenses	5,937	361	—	—	—	nm

Non-Interest Expense before Reimbursable Items	465,456	459,450	446,424	488,916	455,719	2.1
Reimbursable Items	98,172	95,828	85,727	83,894	99,187	(1.0)

Total Non-Interest Expense	563,628	555,278	532,151	572,810	554,906	1.6

Minority Interest in Consolidated Subsidiaries	13,674	13,187	11,278	16,790	10,406	31.4
Income from Continuing Operations before Income Taxes	220,152	255,208	236,377	282,620	236,840	(7.0)
Income Taxes	78,068	96,658	89,624	107,073	82,774	(5.7)

Income from Continuing Operations	142,084	158,550	146,753	175,547	154,066	(7.8)

Discontinued Operations, Net of Income Taxes	—	4,200	—	—	—	nm

Net Income	$142,084	162,750	146,753	175,547	154,066	(7.8)

Basic Earnings Per Share
Income from Continuing Operations	$0.43	0.49	0.45	0.54	0.48	(8.8)%
Net Income	0.43	0.50	0.45	0.54	0.48	(8.8)
Diluted Earnings Per Share
Income from Continuing Operations	0.43	0.48	0.45	0.54	0.47	(8.7)
Net Income	0.43	0.49	0.45	0.54	0.47	(8.7)
Dividends Declared Per Share	0.21	0.21	0.21	0.20	0.20	5.1

Return on Average Assets *	1.70%	2.00	1.86	2.22	2.00	(30) bp
Return on Average Equity *	14.02	16.69	15.94	19.03	17.63	(361)
Average Shares Outstanding — Basic	327,215	326,410	325,687	324,555	323,657	1.1%
Average Shares Outstanding — Diluted	330,160	330,263	329,573	328,122	326,834	1.0

bp — change is measured as difference in basis points.
nm — not meaningful
* — ratios are annualized

Synovus
7 of 12
Financial Services Segment
     INCOME STATEMENTS
     (Unaudited)
     (In thousands)

	Nine Months Ended
	September 30,
	2007	2006	Change

Interest Income (Taxable Equivalent)	$1,688,565	1,475,178	14.5%
Interest Expense	822,445	633,918	29.7

Net Interest Income (Taxable Equivalent)	866,120	841,260	3.0
Tax Equivalent Adjustment	3,857	4,343	(11.2)

Net Interest Income	862,263	836,917	3.0
Provision for Loan Losses	99,566	56,473	76.3

Net Interest Income After Provision	762,697	780,444	(2.3)

Non-Interest Income:
Service Charges on Deposits	83,157	84,281	(1.3)
Fiduciary and Asset Management Fees	37,652	35,707	5.4
Brokerage and Investment Banking Revenue	23,381	20,009	16.9
Mortgage Banking Income	20,876	22,419	(6.9)
Bankcard Fees	35,370	33,085	6.9
Securities Gains (Losses)	891	(2,119)	nm
Other Fee Income	29,749	29,664	0.3
Other Non-Interest Income	58,953	38,791	52.0

Total Non-Interest Income	290,029	261,837	10.8

Non-Interest Expense:
Personnel Expense	345,690	335,243	3.1
Occupancy and Equipment Expense	82,914	73,899	12.2
Other Non-Interest Expense	164,281	151,961	8.1
Spin-off Related Expenses	4,606	—	nm

Total Non-Interest Expense	597,491	561,103	6.5

Income from Continuing Operations before Income Taxes	455,235	481,178	(5.4)
Income Taxes	162,908	171,051	(4.8)

Income from Continuing Operations	292,327	310,127	(5.7)

Discontinued Operations, Net of Income Taxes	4,200	—	nm

Net Income	$296,527	310,127	(4.4)

Return on Average Assets *	1.27%	1.48	(21	)bp
Return on Average Equity *	13.98	17.19	(321)

bp — change is measured as difference in basis points.
nm — not meaningful
* — ratios are annualized

Synovus
8 of 12
Financial Services Segment
     INCOME STATEMENTS
     (Unaudited)
     (In thousands)

	2007			2006		3rd Quarter
	Third	Second	First	Fourth	Third	’07 vs. ’06
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest Income (Taxable Equivalent)	$573,545	565,777	549,243	547,079	535,025	7.2%
Interest Expense	281,478	276,017	264,950	256,760	242,875	15.9

Net Interest Income (Taxable Equivalent)	292,067	289,760	284,293	290,319	292,150	0.0
Tax Equivalent Adjustment	1,228	1,285	1,344	1,448	1,395	(11.9)

Net Interest Income	290,839	288,475	282,949	288,871	290,755	0.0
Provision for Loan Losses	58,770	20,281	20,515	18,675	18,390	219.6

Net Interest Income After Provision	232,069	268,194	262,434	270,196	272,365	(14.8)

Non-Interest Income:
Service Charges on Deposits	28,736	28,050	26,370	28,136	29,292	(1.9)
Fiduciary and Asset Management Fees	12,524	12,658	12,473	12,921	12,078	3.7
Brokerage and Investment Banking Revenue	8,123	7,809	7,449	6,721	6,502	24.9
Mortgage Banking Income	5,955	7,695	7,226	6,837	8,440	(29.4)
Bankcard Fees	11,923	11,567	11,880	11,218	11,438	4.2
Securities Gains (Losses)	186	258	447	—	(982)	nm
Other Fee Income	9,910	10,411	9,427	9,079	10,024	(1.1)
Other Non-Interest Income	28,837	17,883	12,231	22,682	12,527	130.2

Total Non-Interest Income	106,194	96,331	87,503	97,594	89,319	18.9

Non-Interest Expense:
Personnel Expense	115,941	115,822	113,927	115,130	113,842	1.8
Occupancy and Equipment Expense	28,055	27,572	27,290	26,370	25,566	9.7
Other Non-Interest Expense	56,429	54,267	53,580	61,930	51,899	8.7
Spin-off Related Expenses	4,245	361	—	—	—	nm

Total Non-Interest Expense	204,670	198,022	194,797	203,430	191,307	7.0

Income from Continuing Operations before Income Taxes	133,593	166,503	155,140	164,360	170,377	(21.6)
Income Taxes	47,121	61,055	54,733	59,384	60,394	(22.0)

Income from Continuing Operations	86,472	105,448	100,407	104,976	109,983	(21.4)

Discontinued Operations, Net of Income Taxes	—	4,200	—	—	—	nm

Net Income	$86,472	109,648	100,407	104,976	109,983	(21.4)

Return on Average Assets *	1.08%	1.40	1.33	1.39	1.49	(41	)bp
Return on Average Equity *	11.76	15.37	14.95	15.45	17.04	(528)

bp — change is measured as difference in basis points.
nm — not meaningful
* — ratios are annualized

Synovus
9 of 12

BALANCE SHEETS	September 30, 2007	December 31, 2006	September 30, 2006
(Unaudited)
(In thousands, except share data)
ASSETS
Cash and due from banks	$944,215	889,975	790,602
Interest earning deposits with banks	4,318	19,389	17,444
Federal funds sold and securities purchased under resale agreements	113,654	101,091	308,300
Trading account assets	33,009	15,266	15,031
Mortgage loans held for sale	165,837	175,042	158,690
Investment securities available for sale	3,628,766	3,352,357	3,269,889

Loans, net of unearned income	25,774,656	24,654,552	24,192,596
Allowance for loan losses	(356,887)	(314,459)	(319,973)

Loans, net	25,417,769	24,340,093	23,872,623

Premises and equipment, net	803,528	752,738	723,974
Contract acquisition costs and computer software, net	351,576	383,899	403,702
Goodwill, net	682,047	669,515	681,720
Other intangible assets, net	49,933	63,586	50,900
Other assets	1,381,011	1,091,822	1,052,007

Total assets	$33,575,663	31,854,773	31,344,882

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing retail and commercial deposits	$3,564,105	3,538,598	3,659,629
Interest bearing retail and commercial deposits	17,887,961	17,741,354	17,103,778

Total retail and commercial deposits	21,452,066	21,279,952	20,763,407

Brokered time deposits	2,872,978	3,014,495	3,199,157

Total deposits	24,325,044	24,294,447	23,962,564

Federal funds purchased and other short-term liabilities	2,568,759	1,572,809	1,582,037

Long-term debt	1,760,162	1,350,139	1,363,519

Other liabilities	585,631	692,019	654,742

Total liabilities	29,239,596	27,909,414	27,562,862

Minority interest in consolidated subsidiaries	274,571	236,709	218,073

Shareholders’ equity:
Common stock, par value $1.00 a share (1)	334,095	331,214	330,474
Additional Paid in Capital	1,107,653	1,033,055	1,009,976
Treasury stock (2)	(113,944)	(113,944)	(113,944)
Accumulated other comprehensive income(loss)	23,339	(2,129)	(7,519)
Retained earnings	2,710,353	2,460,454	2,344,960

Total shareholders’ equity (3)	4,061,496	3,708,650	3,563,947

Total liabilities and shareholders’ equity	$33,575,663	31,854,773	31,344,882

(1)	Common shares outstanding: 328,433,944; 325,552,375; and 324,812,048 at September 30, 2007, December 31, 2006, and

September 30, 2006, respectively.

(2)	Treasury shares: 5,661,538 at September 30, 2007, December 31, 2006, and September 30, 2006.

(3)	Book value per share: $12.37 ; $11.39; and $10.97 at September 30, 2007, December 31, 2006, and September 30, 2006, respectively.

Synovus
10 of 12
AVERAGE BALANCES AND YIELDS/RATES *
(Unaudited)
(Dollars in thousands)

	2007			2006
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter

Interest Earning Assets
Taxable Investment Securities	$3,495,017	3,420,831	3,301,137	3,178,852	3,025,507
Yield	4.82%	4.83	4.77	4.51	4.39
Tax-Exempt Investment Securities	$170,211	178,183	185,012	193,737	197,024
Yield (taxable equivalent)	6.74%	6.75	6.84	6.95	6.70
Trading Account Assets	$56,217	59,311	64,204	34,471	53,181
Yield	7.06%	6.47	5.65	6.67	5.30
Commercial Loans	$21,820,687	21,739,107	21,242,921	20,791,108	20,407,139
Yield	8.13%	8.20	8.24	8.25	8.23
Consumer Loans	$915,847	896,267	928,256	928,521	929,964
Yield	8.17%	8.14	8.01	7.98	7.96
Mortgage Loans	$1,152,621	1,110,754	1,081,760	1,089,794	1,091,425
Yield	7.10%	7.03	6.98	6.99	6.93
Credit Card Loans	$277,445	275,105	270,444	268,705	265,120
Yield	10.96%	10.64	11.17	10.89	10.86
Home Equity Loans	$1,444,411	1,407,005	1,385,012	1,316,842	1,252,803
Yield	7.80%	7.82	7.68	7.82	7.97
Allowance for Loan Losses	$(335,406)	(329,028)	(317,977)	(317,603)	(318,195)

Loans, Net	$25,275,605	25,099,210	24,590,416	24,077,367	23,628,256
Yield	8.21%	8.26	8.28	8.29	8.29
Mortgage Loans Held for Sale	$176,448	163,364	160,482	149,113	130,196
Yield	6.91%	6.18	6.07	6.02	6.51
Federal Funds Sold and Other Short-Term Investments	$89,754	131,092	147,932	120,804	155,200
Yield	5.53%	5.42	5.61	5.40	5.32
Total Interest Earning Assets	$29,263,252	29,051,991	28,449,183	27,754,344	27,189,364
Yield	7.78%	7.81	7.82	7.83	7.81

Interest Bearing Liabilities

Interest Bearing Demand Deposits	$3,047,279	3,141,899	3,113,531	3,034,375	2,946,646
Rate	2.24%	2.28	2.30	2.18	2.03
Money Market Accounts	$7,588,170	7,388,012	7,083,633	6,956,181	6,587,365
Rate	4.44%	4.49	4.49	4.45	4.38
Savings Deposits	$479,479	497,422	502,948	514,317	547,779
Rate	0.48%	0.57	0.68	0.72	0.72
Time Deposits Under $100,000	$2,917,089	3,020,881	3,037,815	3,003,141	2,917,518
Rate	4.81%	4.85	4.79	4.64	4.38
Time Deposits Over $100,000 (less brokered time deposits)	$4,029,091	4,118,221	4,101,471	3,997,493	3,756,853
Rate	5.12%	5.19	5.15	5.07	4.92

Total Interest Bearing Core Deposits	18,061,108	18,166,435	17,839,398	17,505,507	16,756,161
Rate	4.18%	4.22	4.20	4.12	3.97
Brokered Time Deposits	$3,188,310	3,175,161	3,030,793	3,137,889	3,165,905
Rate	5.19%	5.05	5.08	5.01	4.85

Total Interest Bearing Deposits	$21,249,418	21,341,596	20,870,191	20,643,396	19,922,066
Rate	4.33%	4.34	4.33	4.26	4.11
Federal Funds Purchased and Other Short-Term Liabilities	$1,928,206	1,711,310	1,690,049	1,283,832	1,553,699
Rate	4.70%	4.90	4.87	4.72	4.73
Long-Term Debt	$1,707,765	1,565,014	1,450,466	1,360,635	1,364,226
Rate	5.31%	5.12	5.05	4.90	4.57
Total Interest Bearing Liabilities	$24,885,389	24,617,920	24,010,706	23,287,863	22,839,991
Rate	4.43%	4.43	4.41	4.32	4.18
Non-Interest Bearing Demand Deposits	$3,384,998	3,372,063	3,372,105	3,469,233	3,528,942
Shareholders’ Equity	$4,020,615	3,910,907	3,733,523	3,659,996	3,467,029
Total Assets	$33,113,667	32,710,807	32,022,912	31,307,991	30,613,827
Net Interest Margin	4.02%	4.05	4.10	4.20	4.30

* Yields and rates are annualized.

Synovus
11 of 12
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)

	September 30, 2007
		Loans as a %	Total	Nonperforming Loans
		of Total Loans	Nonperforming	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Nonperforming Loans

Multi-Family	$449,814	1.8%	$345	0.2%
Hotels	591,527	2.3	—	—
Office Buildings	881,138	3.4	4,467	2.0
Shopping Centers	739,334	2.9	83	—
Commercial Development	937,367	3.6	6,125	2.7
Other Investment Property	608,227	2.4	324	0.2

Total Investment Properties	4,207,407	16.4	11,344	5.1

1-4 Family Construction	2,302,842	8.9	59,642	26.6
1-4 Family Perm / Mini-Perm	1,219,577	4.7	13,268	5.9
Residential Development	2,269,844	8.8	56,541	25.2

Total 1-4 Family Properties	5,792,263	22.4	129,451	57.7

Land Acquisition	1,476,042	5.7	8,782	3.9

Total Commercial Real Estate	11,475,712	44.5	149,577	66.7

Commercial , Financial, and Agricultural	6,281,941	24.4	43,935	19.6
Owner-Occupied	4,197,447	16.3	11,725	5.2

Total Commercial & Industrial	10,479,388	40.7	55,660	24.8

Home Equity	1,478,694	5.7	3,232	1.5
Consumer Mortgages	1,620,730	6.3	12,934	5.8
Credit Card	280,192	1.1	—	—
Other Retail Loans	485,928	1.9	2,652	1.2

Total Retail	3,865,544	15.0	18,818	8.5
Unearned Income	(45,988)	(0.2)	—	—

Total	$25,774,656	100.0%	$224,055	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Unaudited)
(Dollars in thousands)

	Total Loans		3Q07 vs. 4Q06		3Q07 vs. 3Q06
Loan Type	September 30, 2007	December 31, 2006	% change (1)	September 30, 2006	% change

Multi-Family	$449,814	505,586	(14.7)%	$517,644	(13.1)%
Hotels	591,527	643,180	(10.7)	642,330	(7.9)
Office Buildings	881,138	881,658	(0.1)	888,397	(0.8)
Shopping Centers	739,334	764,924	(4.5)	749,189	(1.3)
Commercial Development	937,367	876,570	9.3	958,636	(2.2)
Other Investment Property	608,227	434,298	53.5	406,880	49.5

Total Investment Properties	4,207,407	4,106,216	3.3	4,163,076	1.1

1-4 Family Construction	2,302,842	2,347,025	(2.5)	2,244,886	2.6
1-4 Family Perm / Mini-Perm	1,219,577	1,193,895	2.9	1,199,959	1.6
Residential Development	2,269,844	2,036,207	15.3	1,963,061	15.6

Total 1-4 Family Properties	5,792,263	5,577,127	5.2	5,407,906	7.1

Land Acquisition	1,476,042	1,402,402	7.0	1,307,168	12.9

Total Commercial Real Estate	11,475,712	11,085,745	4.7	10,878,150	5.5

Commercial, Financial, and Agricultural	6,281,941	5,875,854	9.2	5,711,488	10.0
Owner-Occupied	4,197,447	4,080,743	3.8	4,097,768	2.4

Total Commercial & Industrial	10,479,388	9,956,597	7.0	9,809,256	6.8

Home Equity	1,478,694	1,364,030	11.2	1,272,804	16.2
Consumer Mortgages	1,620,730	1,517,849	9.1	1,512,091	7.2
Credit Card	280,192	276,269	1.9	266,205	5.3
Other Retail Loans	485,928	500,757	(4.0)	506,490	(4.1)

Total Retail	3,865,544	3,658,905	7.6	3,557,590	8.7
Unearned Income	(45,988)	(46,695)	(2.0)	(52,400)	(12.2)

Total	$25,774,656	24,654,552	6.1%	$24,192,596	6.5%

(1)	Percentage change is annualized.

Synovus
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CREDIT QUALITY DATA

(Unaudited)
(Dollars in thousands)	2007			2006		3rd Quarter

	Third	Second	First	Fourth	Third	’07 vs. ’06
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Nonperforming Loans	$224,055	180,776	138,790	96,623	94,766	136.4%
Other Real Estate	76,514	41,259	31,710	25,923	31,549	142.5
Nonperforming Assets	300,569	222,035	170,500	122,545	126,315	138.0
Allowance for Loan Losses	356,887	331,130	326,826	314,459	319,973	11.5

Net Charge-Offs — Quarter	33,013	15,978	8,148	24,190	12,111	172.6
Net Charge-Offs — YTD	57,139	24,126	8,148	60,217	36,027	58.6
Net Charge-Offs / Average Loans — Quarter	0.51%	0.25	0.13	0.39	0.20
Net Charge-Offs / Average Loans — YTD	0.30	0.19	0.13	0.26	0.21

Nonperforming Loans / Loans & ORE	0.87	0.71	0.55	0.39	0.39
Nonperforming Assets / Loans & ORE	1.16	0.87	0.68	0.50	0.52
Allowance / Loans	1.38	1.30	1.30	1.28	1.32

Allowance / Nonperforming Loans	159.29	183.17	235.48	325.45	337.65
Allowance / Nonperforming Assets	118.74	149.13	191.69	256.61	253.31

Past Due Loans over 90 days	22,667	23,067	27,414	34,495	18,002
As a Percentage of Loans Outstanding	0.09	0.09	0.11	0.14	0.07

Total Past Dues	230,035	164,180	150,188	154,027	140,526
As a Percentage of Loans Outstanding	0.89	0.64	0.60	0.62	0.58
REGULATORY CAPITAL RATIOS (1)
(Unaudited)
(Dollars in thousands)

	September 30, 2007	December 31, 2006	September 30, 2006

Tier 1 Capital	$3,622,904	3,254,603	3,067,156
Total Risk-Based Capital	4,729,790	4,319,062	4,137,129
Tier 1 Capital Ratio	11.42%	10.87	10.36
Total Risk-Based Capital Ratio	14.91	14.43	13.98
Leverage Ratio	11.19	10.64	10.28

(1)	September 30, 2007 information is preliminary.